Long-Term and Other Short-Term Borrowings	12 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
Long-Term and Other Short-Term Borrowings
9. Long-Term and Other Short-Term Borrowings
The following table summarizes long-term and other short-term obligations as of June 30, 2021 and 2020:

	June 30,
(in thousands)	2021	2020
Secured subordinate convertible promissory note; payable in annual installments of $4,750,000 with interest at the prime rate; matures in January 2022; secured by the assets of the Company; subordinated to the loan and security agreement	$—	$9,500
Unsecured promissory note; payable in annual installments of $875,000 with interest at the prime rate plus 1.00%; paid in full in January 2021; subordinated to line of credit	—	875
Note to a bank with interest at LIBOR (0.86% at June 30, 2021) plus 1.75%; payable in quarterly installments of $1,179,800 principal with applicable interest; matures in September 2026; secured by specific assets of the Company. Loan amended April 2021, quarterly payments of $1,065,807 reduced from $1,179,800 starting June 2021. Revised maturity date July 2026	81,055	96,461
Capital expenditures borrowings, payable during draw periods in monthly interest payments at Alternate Base Rate (ABR) (4% at June 30, 2021) with draw expiring July 2026	45,084	16,174
Capital expenditures borrowing, payable during draw periods in monthly interest payments at LIBOR plus 1.75% with draw period expiring in July 2022. Capital expenditures borrowings rolled into ABR capital expenditures borrowings.	—	28,757

	June 30,
(in thousands)	2021	2020
Note to a bank with interest fixed at 3.60%, payable in monthly installments of $60,333 principal with applicable interest; matures in April 2023	1,227	1,836
Note to a bank with interest fixed at 2.75%, payable in monthly installments of $60,825 principal with applicable interest; matures in March 2024	1,876	—
Unsecured note to a bank, under the Paycheck Protection Program offered by the Small Business Administration, with an interest rate of 1.00%; matures in April 2022.	—	6,525
Delayed Draw Term Loan (“DDTL”) with interest at LIBOR plus 1.84%. Matures in July 2024. Interest only through draw period ending April 2022.	29,250	—
DDTL with ABR (4.00% at June 30, 2021). Matures in July 2024. Interest only through draw period ending May 2022. No interest payments in fiscal year 2021.	37,892	—
Short term unsecured promissory note; principal and interest payable upon maturity with interest at the prime rate plus 1.00%; matures in January 2022;	2,917
Short term unsecured promissory note; principal and interest payable upon maturity with interest at the prime rate plus 1.00%; matures in January 2022;	2,917
Short term unsecured promissory note; principal and interest payable upon maturity with interest at 1.06%; matures in December 31 2021;	5,834

	208,052	160,128
Less current maturities	(22,964)	(16,298)
Less unamortized deferred financing costs	(1,547)	(791)

	$183,541	$143,039

Loan and Security Agreement
During the year ended June 30, 2020, we entered into a $350.0 million loan and security agreement, as amended. This consisted of an accounts receivable and inventory revolving facility in an aggregate principal amount of $200.0 million (see Note 7), a term loan in a principal amount of up to $100.0 million, and a capital expenditure facility in an aggregate principal amount of up to $50.0 million. Proceeds from the credit facility paid down existing loans payable of approximately $90.1 million, repaid the line of credit maturing in July 2019, of approximately $156.2 million, and paid loan fees of approximately $0.3 million. In July 2019, we novated the Interest Rate Swap Agreement of $20.0 million at a fixed rate of 2.99%. The novation created a new swap agreement while cancelling the original agreement. See Note 8.
A portion of the financing in July 2019 was considered to be a modification of prior existing debt. Lender fees in an amount of approximately $0.7 million and third-party costs of approximately $0.5 million were recognized and treated either as a reduction in the carrying value of the debt (in respect of term loans and capital expenditure loans) or as an asset in our consolidated balance sheet (in respect of the revolving facility). These amounts recognized were being amortized over a period of five years in respect of the revolving facility and seven years in respect of the term loan and capital expenditure facility. In addition, as part of the debt modification, we recognized deferred financing costs of approximately $0.1 million.
As of April 13, 2021, we entered into an amended and restated loan and security agreement to increase the credit facility from an aggregate of $350.0 million to $480.0 million consisting of an accounts receivable and inventory revolving facility up to $230.0 million (see Note 7), a term loan in a principal amount of up to

$100.0 million, a capital expenditures facility in an aggregate principal of up to $50.0 million, and a new delayed draw term loan facility up to an aggregate of $100.0 million which was limited to an aggregate of $55.0 million upon merger (See Note 2). All other terms of the original agreement generally remain the same. We accounted for the amendments as a debt modification in accordance with the Accounting Standards Codification (“ASC”)
470-50,
Modifications and Extinguishments. As a result, the amortization period on the debt issuance costs was extended to the new April 13, 2026 maturity date.
Concurrent with the amendment, we executed approximately a $29.3 million draw on the delayed draw term loan facility. Proceeds from the new loan were used to pay down $10.8 million and $12.1 million of the existing term loan and outstanding line of credit, respectively, deposit cash of $4.8 million into a restricted cash collateral account, and pay bank fees and third party expenses associated with the amendment . The loans bear interest at a rate of 1.75% above LIBOR, while the revolving facility bears interest at rates ranging from 1.25% to 1.75% above LIBOR depending upon the ratio of certain of the company’s assets to the amount borrowed.
In connection with the April 2021 Loan and Security Agreement, we also entered into a Deposit Control Agreement which required $4.8 million of the total cash received upon amendment to be placed into a restricted cash collateral account. Funds within this account are subject to release upon the completion of certain construction work associated at the Ray’s Station production facility.
Convertible Notes
On January 2, 2018, as purchase consideration in the January 2, 2018 acquisition of One True Vine, we issued a secured convertible promissory note to the sellers (the “2018 Convertible Note”) equal to $19.0 million. The 2018 Convertible Note accrued interest at a rate equal to Prime which was adjusted on each six-month
anniversary of the issuance date. Under the terms of the 2018 Convertible Note, the outstanding principal and accrued interest were subject to repayments either through the defined repayment schedule of four annual equal installments of principal and unpaid interest on the annual anniversary of the note, prepayments, or optional conversion to convert all or part of any regularity scheduled principal installment starting with the second principal installment or upon the occurrence of any liquidity event. Absent the election to convert upon the occurrence of a liquidity event, inclusive of change of control as defined in the agreement, the entire then outstanding principal amount plus accrued interest would have been required to be paid no later than five business days following the event. Conversion of the note was effective as of the date upon which the liquidity event is consummated or the applicable payment date. The per share exercise price with respect to the conversion of all or part of the note was equal to the price per share of our then most recent valuation determined for the purpose of our employee option pool. Upon the occurrence of any event of default, all accrued but unpaid interest and principal is due and payable, plus would incur an increase in the interest rate of four percent (4%) per annum calculated from the due date until payment in full. The obligation of the note was secured by our assets and was subordinate to the outstanding debt under our credit facility with Bank of the West.
On May 6, 2021, the holder of the outstanding secured convertible promissory note elected to convert the outstanding balance of approximately $4.8 million and, as a result of negotiations between parties, accrued interest of $67 thousand, resulting in the issuance of 233,862 shares of Series A stock on June 7, 2021, which were then exchanged for an aggregate of 668,164 shares of the Company’s common stock upon closing of the Merger.
Paycheck Protection Program
Our $6.5 million Paycheck Protection Program loan (the “PPP Loan”), under Division A, Title I of the Coronavirus Aid, Relief and Economic Security (“CARES”) Act on April 14, 2020, required monthly amortized principal and interest payments to begin six months after the date of disbursement. In October 2020, the deferral period associated with the monthly payments was extended from six to ten months. While the PPP Loan had a two-year
maturity, the amended law permitted the borrower to request a five-year maturity from its lender.

Under the terms of the CARES Act, as amended by the Paycheck Protection Program Flexibility Act of 2020, we were eligible to apply for and received forgiveness for all or a portion of the PPP Loan. Such forgiveness was determined, subject to limitations, based on the use of loan proceeds for certain permissible purposes as set forth in the PPP, including, but not limited to, payroll costs (as defined under the PPP) and mortgage interest, rent or utility costs (collectively, “Qualifying Expenses”), and on the maintenance of employee and compensation levels during the twenty-four week period following the funding of the PPP Loan. As of June 30, 2020, given the inability to conclude the forgiveness of all, or any portion of, the outstanding obligation as probable, the proceeds, and related accrued interest, have been accounted for as debt in accordance with ASC 470—Debt.
On June 25, 2021, we received notification from the Small Business Association that our Forgiveness Application of the PPP Loan and accrued interest, totaling approximately $6.6 million, was approved in full, and we had no further obligations related to the PPP Loan. Accordingly, we recorded a gain on the forgiveness of the PPP Loan.
Kunde
In connection with the acquisition of Kunde (See Note 3), we issued unsecured promissory notes to the selling Kunde shareholders totaling $11.7 million. Two of the three notes payable issued to the sellers as purchase consideration have a stated interest rate of Prime plus 1.00%, compounded quarterly, and mature on January 5, 2022, while the third note has a stated interest rate of 1.06%, compounded quarterly, and matures on December 31, 2021 Terms of the note allow for full or partial prepayment without penalty and is due in full, along with accrued interest, upon an event of default as defined by the agreement. During the period of default, the interest rate on any then outstanding balance increases to four (4) percent under two notes totaling $5.8 million and ten (10) percent on the third note until the outstanding obligation is paid in full. Upon any liquidity event of the Company, the entire outstanding balance of principal and interest of the outstanding notes automatically becomes due and payable.
As referenced above, certain notes in long term debt require compliance with financial and non-financial
covenants including, among other things, covenants limiting our ability to incur certain indebtedness, limitations on disposition of assets, engage in mergers and consolidations, make acquisitions or other investments and make changes in the nature of the business. Additionally, the Loan and Security Agreement also requires us to maintain a certain fixed charge coverage ratio.
The Company was in compliance with these covenants as of June 30, 2021.
Maturities of Long-Term and Other Short-Term Borrowings
Maturities of long-term and other short-term borrowings for succeeding years are as follows:

(in thousands)
Year Ending June 30,
2022	$22,964
2023	12,562
2024	11,695
2025	69,007
2026	91,824

$208,052